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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                 F O R M  8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 2, 1996


                       SERVICE CORPORATION INTERNATIONAL
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             (Exact name of registrant as specified in its charter)


                                    TEXAS
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               (State or other jurisdiction of incorporation)


              1-6402-1                                    74-1488375
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      (Commission File Number)                (IRS Employer Identification No.)


                1929 Allen Parkway, Houston, Texas        77019
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           (Address of principal executive offices)     (Zip Code)



      Registrant's telephone number, including area code:  (713) 522-5141





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ITEM 5.  OTHER EVENTS

                 On October 2, 1996, Service Corporation International issued a Press Release, a copy of which is attached hereto as an exhibit and hereby incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                 (c) The following exhibit is filed as part of this report on Form 8-K:

         Exhibit 99.1 -   Service Corporation International Press Release dated
                          October 2, 1996




                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SERVICE CORPORATION INTERNATIONAL
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Date:  October 9, 1996                  By:  /s/ James M. Shelger
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                                            James M. Shelger
                                            Senior Vice President
                                            General Counsel and Secretary